Exhibit 10.1

AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT, dated as of February 25, 2015 (this “Amendment”), among Harris Corporation, a Delaware corporation (the “Company”) and the Lenders under the Credit Agreement (each as defined below) party hereto amends the Revolving Credit Agreement, dated as of September 28, 2012 (as amended, restated, extended, supplemented, modified and otherwise in effect on the date hereof, the “Credit Agreement”), among, inter alios, the Company, the Subsidiary Borrowers (as defined in the Credit Agreement, and collectively with the Company, the “Borrowers”), each lender from time to time party thereto (the “Lenders”) and Suntrust Bank, as administrative agent (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”), as an issuing bank for letters of credit and as swingline lender.

W I T N E S S E T H:

WHEREAS, the Company and the Lenders party hereto constituting the Required Lenders wish to amend the Credit Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lenders party hereto hereby agree as follows:

Section 1. Defined Terms. All capitalized terms used but not defined in this Amendment shall have the respective meanings specified in the Credit Agreement.

Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the Credit Agreement is hereby amended as follows:

(a) Schedule I to this Amendment is hereby inserted as a new Exhibit E to the Credit Agreement.

(b) The following definitions are hereby inserted in the appropriate alphabetical locations into Section 1.01:

(i) “Acquired Business” means Exelis, together with its Subsidiaries.

(ii) “Amendment No. 1 Effective Date” means February 25, 2015.

(iii) “CFC” means a “controlled foreign corporation” within the meaning of Section 957(a) of the Code.

(iv) “Excluded Debt” means (a) the Debt of the Company’s Unrestricted Subsidiaries, (b) prior to the first to occur of (x) the Exelis Acquisition Closing Date and (y) the date that is ten (10) Business Days following the termination of the Exelis Acquisition Agreement, Debt incurred or issued in connection with or with respect to any Exelis Acquisition Financing and (c) prior to the first to occur of (x) the date that is thirty (30) Business Days following the Exelis Acquisition Closing Date and (y) the date that is ten (10) Business Days following termination of the Exelis Acquisition Agreement, Refinancing Debt.

(v) “Exelis” means Exelis Inc., an Indiana corporation.

(vi) “Exelis Acquisition” means the acquisition by the Company, through a Subsidiary thereof, of all of the outstanding share capital of Exelis pursuant to the Exelis Acquisition Agreement.

(vii) “Exelis Acquisition Agreement” means the agreement and plan of merger, dated as of February 5, 2015 (as amended, supplemented or modified from time to time), among the Company, a Subsidiary thereof and Exelis.

(viii) “Exelis Acquisition Closing Date” the date of the consummation of the Exelis Acquisition.

(ix) “Exelis Acquisition Financing” means Debt (up to an aggregate principal amount of $3,400,000,000) issued or borrowed by the Company and/or its Subsidiaries to finance the Exelis Acquisition and which is redeemable or prepayable at not more than 101% of the principal amount thereof (plus accrued interest) if the Exelis Acquisition is not consummated.

(x) “Foreign Subsidiary” means any Subsidiary of the Company that (i) is not organized under the Laws of the United States of America, any State thereof or the District of Columbia, (ii) is an entity substantially all of whose assets consist (directly or indirectly) of the capital stock and/or Debt of one or more Subsidiaries that are CFCs or (iii) is a Subsidiary of a Foreign Subsidiary.

(xi) “Guarantee” means a guarantee executed by a Guarantor in substantially the form of Exhibit E.

(xii) “Guarantor” means any Restricted Subsidiary of the Company that has executed and delivered a Guarantee or supplement thereto pursuant to Section 6.13.

(xiii) “Refinancing Debt” means Debt incurred or borrowed by the Company and/or its Subsidiaries, to the extent the proceeds thereof have been escrowed, for the redemption, defeasement, satisfaction and discharge or repayment of any existing Debt of the Company, Exelis or any of their respective Subsidiaries.

(c) The definition of “Loan Documents” set forth in Section 1.01 is hereby restated in its entirety to read as follows:

“Loan Documents” means this Agreement, the Guarantee, the Fee Letter, each Request for Credit Extension, each Compliance Certificate, any promissory notes issued pursuant to this Agreement and any and all other instruments, documents and agreements executed by any Borrower in connection with any of the foregoing.

(d) The definition of “Total Capital” set forth in Section 1.01 is hereby amended by adding the following proviso to the end of such definition:

“; provided that the foregoing shall give effect on a pro forma basis to any acquisition or disposition which has been consummated subsequent thereto”

(e) The following Section 6.13 is hereby inserted in the appropriate location in the Credit Agreement:

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6.13. Subsidiary Guarantee. In the event that any Restricted Subsidiary (other than a Foreign Subsidiary) of the Company (including following the Exelis Acquisition Closing Date, the Acquired Business) incurs, borrows or guarantees any Debt in a committed or outstanding principal amount in excess of $100,000,000 or it is otherwise agreed by the Administrative Agent and the Company that any such Restricted Subsidiary shall become a Guarantor, the Company shall (within ten Business Days of such Restricted Subsidiary having incurred, borrowed or guaranteed such Debt or within 20 Business Days of the Company having agreed that such Restricted Subsidiary shall become a Guarantor (or, in each case, such longer period as the Administrative Agent may approve, such approval not to be unreasonably withheld, delayed or conditioned)) cause such Restricted Subsidiary to execute and deliver to the Administrative Agent the Guarantee or a supplement to the Guarantee (and in connection therewith, provide to the Administrative Agent such documents with respect to such Restricted Subsidiary corresponding to those set forth in Section 4.01(a)(ii) and (iii)); provided that in no event shall Exelis or its Subsidiaries be required to become a Guarantor prior to ten Business Days following the Exelis Acquisition Closing Date. Each Guarantor shall be released from its Guarantee upon the Company’s written request to the Administrative Agent at such time as such Restricted Subsidiary does not or shall no longer have any Debt outstanding or guarantee (other than pursuant to its Guarantee) any Debt, in each case in a committed or outstanding principal amount in excess of $100,000,000.

(f)	Section 7.01 is hereby amended by making the following changes:

(i)	Delete “and” at the end of Section 7.01(p);

(ii)	Insert immediately after Section 7.01(p) the following:

“(q) Liens in connection with the deposit of cash or cash equivalents from the proceeds of any Refinancing Debt; and”; and

(iii)	Renumber Section 7.01(q) as Section 7.01(r), replace the reference to “(p)” therein with “(q)” and replace the reference to “(q)” therein with “(r)”.

(g)	Section 7.06 is hereby restated in its entirety to read as follows:

Section 7.06. Consolidated Total Indebtedness to Total Capital. Permit the ratio of Consolidated Total Indebtedness (excluding Excluded Debt) (it being understood that Consolidated Total Indebtedness does not include pension liabilities) to Total Capital (excluding the Net Worth of Unrestricted Subsidiaries) to be greater than (i) 0.65:1.00 prior to the Exelis Acquisition Closing Date, (ii) 0.675:1.00 from and including the Exelis Acquisition Closing Date until and including the date that is nine (9) months following the Exelis Acquisition Closing Date and (iii) 0.65:1.00 thereafter. Compliance with this requirement shall be required

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at all times and shall be reported for the last day of each fiscal quarter commencing with the fiscal quarter ending closest to the Amendment No. 1 Effective Date.

(h)	Section 10.01(g) is hereby restated in its entirety to read as follows:

(g)	(x) release the Company from its obligations under Article XI or (y) release any Guarantor from its Guarantee other than a release made in accordance with the applicable provision of this Agreement or such Guarantee;

(i)	Section 10.20 is hereby restated in its entirety to read as follows:

Section 10.20. Patriot Act Notice. The Administrative Agent and each Lender hereby notifies the Borrowers that, pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrowers and the Guarantors which information includes the name and address of the Borrowers and the Guarantors and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrowers and the Guarantors in accordance with the Patriot Act. The Company shall, and shall cause each Guarantor to, provide to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Administrative Agent or any Lender in order to assist the Administrative Agent and the Lenders in maintaining compliance with the Patriot Act.

Section 3. Conditions to Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date”) when and if each of the following conditions is satisfied:

(a) Executed Amendment No. 1 to Credit Agreement. The Administrative Agent shall have received one or more counterparts of this Amendment duly executed by the Company and the Lenders constituting Required Lenders.

(b) Expenses. The Administrative Agent shall have received payment of all expenses then due and payable to the Administrative Agent pursuant to the Credit Agreement (including all Attorney Costs of the Administrative Agent), subject to the Company receiving an invoice with respect thereto two (2) Business Days prior to the date hereof.

Section 4. Representations and Warranties. To induce the Lenders to enter into this Amendment, the Company represents and warrants to the Administrative Agent and Lenders that, as of the Effective Date:

(a) the execution, delivery and performance by the Company of this Amendment and the transactions contemplated hereby are within its corporate power, have been duly authorized by all necessary corporate or analogous action, and do not contravene (i) the Company’s Organization Documents, (ii) any applicable Laws or (iii) any material contractual restriction binding on or affecting the Company;

(b) no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution, delivery and performance by the Company of this Amendment;

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(c) each of this Amendment and the Credit Agreement, as amended hereby, when delivered by the Company hereunder, will be, the legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its respective terms except that such enforcement may be limited by applicable Debtor Relief Laws;

(d) no Default or Event of Default shall exist, or would result from the execution, delivery or performance by the Company of this Amendment; and

(e) the representations and warranties of each Borrower as set forth in this Amendment and in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

Section 5. Miscellaneous.

(a) Confirmation of Loan Documents. Except as expressly provided in this Amendment, the Company hereby ratifies and confirms all of the terms and conditions of the Credit Agreement (including, without limitation, the Company’s guaranty in Article XI thereof) and the other Loan Documents to which it is a party and all documents, instruments and agreements related thereto, which remain in full force and effect. The Company hereby reconfirms its obligations pursuant to the Credit Agreement to pay and reimburse the Administrative Agent, the L/C Issuers and the Lenders for all costs and expenses (including without limitation, all Attorney Costs) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment to the extent required by Section 10.04 of the Credit Agreement, as amended hereby. The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement, as amended hereby, or any other Loan Document as amended hereby. This Amendment shall constitute a Loan Document.

(b) Limitation of this Amendment. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written. Except as expressly provided herein, this Amendment shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, or (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.

(c) Captions. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

(d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

(e) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed

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to be an original and all of which taken together shall constitute one and the same agreement. Receipt by facsimile or electronic transmission of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

(f) Successors and Assigns. This Amendment shall be binding upon and shall inure to the sole benefit of the Borrowers, the Administrative Agent and the Lenders and their respective successors and assigns.

(g) References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

SUNTRUST BANK, as a Lender

By:	/s/ Mark Kelley
Name: Mark Kelley
Title: Managing Director

(Signature Page to Amendment No. 1)

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Jason Lipschitz
Name: Jason Lipschitz
Title: Authorized Signatory

(Signature Page to Amendment No. 1)

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kenneth Beck
Name: Kenneth Beck
Title: Director

(Signature Page to Amendment No. 1)

CITIBANK, N.A., as a Lender

By:	/s/ Robert F. Parr
Name: Robert F. Parr
Title: Vice President and Managing Director

(Signature Page to Amendment No. 1)

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Kelly Attayek
Name: Kelly Attayek
Title: Banking Officer

(Signature Page to Amendment No. 1)

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Antje B. Focke
Name: Antje B. Focke
Title: Vice President

(Signature Page to Amendment No. 1)

HSBC BANK USA, N.A., as a Lender

By:	/s/ Santiago Riviere
Name: Santiago Riviere
Title: Senior Vice President

(Signature Page to Amendment No. 1)

PNC BANK N.A., as a Lender

By:	/s/ Ryan Thompson
Name: Ryan Thompson
Title: Vice President

(Signature Page to Amendment No. 1)

TD BANK, N.A., as a Lender

By:	/s/ Craig Welch
Name: Craig Welch
Title: Senior Vice President

(Signature Page to Amendment No. 1)

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Molly Drennan
Name: Molly Drennan
Title: Senior Vice President

(Signature Page to Amendment No. 1)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Scott Santa Cruz
Name: Scott Santa Cruz
Title: Managing Director

(Signature Page to Amendment No. 1)

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Eugene Dempsey
Name: Eugene Dempsey
Title: Director

(Signature Page to Amendment No. 1)

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John T. Pearson
Name: John T. Pearson
Title: Vice President

(Signature Page to Amendment No. 1)

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Jeffrey Dears
Name: Jeffrey Dears
Title: Vice President

(Signature Page to Amendment No. 1)

Accepted and Agreed:

HARRIS CORPORATION, as Borrower

By:	/s/ Miguel A. Lopez
Name:	Miguel A. Lopez
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Charles J. Greene
Name:	Charles J. Greene
Title:	Vice President Tax and Treasurer

(Signature Page to Amendment No. 1)

SCHEDULE I

FORM OF

GUARANTEE

GUARANTEE

Dated as of [            ], 20[    ]

among

THE GUARANTORS NAMED HEREIN

and

THE ADDITIONAL GUARANTORS REFERRED TO HEREIN,

as Guarantors,

and

SUNTRUST BANK,

as Administrative Agent

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GUARANTEE

GUARANTEE dated as of [            ], 20[    ] (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Guarantee”) among the Persons listed on the signature pages hereof and the Additional Guarantors (as defined in Section 7(b)) (such Persons so listed and the Additional Guarantors being, collectively, the “Guarantors” and, individually, a “Guarantor”) in favor of SunTrust Bank, as administrative agent (in such capacity together with any successor administrative agent, the “Administrative Agent”) for the benefit of the Lenders (as defined below).

PRELIMINARY STATEMENTS

Reference is hereby made to that certain Revolving Credit Agreement dated as of September 28, 2012, as amended by that certain Amendment No. 1 to Revolving Credit Agreement, dated as of February 25, 2015 (as further amended, restated, amended and restated, supplemented or otherwise modified and in effect on the date hereof, the “Credit Agreement”), among Harris Corporation, a Delaware corporation (the “Company”, and together with all Subsidiary Borrowers from time to time, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent. Terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

WHEREAS, it is a requirement under certain circumstances set forth in Section 6.13 of the Credit Agreement that each Guarantor shall have executed and delivered this Guarantee and the Lenders would not have provided the Loans without such requirement.

WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrowers and, accordingly, desires to execute this Guarantee in order to satisfy the requirements described in the preceding paragraph and to induce the Lenders to make Loans from time to time.

NOW, THEREFORE, in consideration of the premises, the other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Administrative Agent for the benefit of the Lenders and each Guarantor, jointly and severally with each other Guarantor, hereby covenants and agrees as follows:

SECTION 1. Guarantee; Limitation of Liability

(a) Each Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, the full and punctual payment when due and performance, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all obligations of the Borrowers and any other Guarantor now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, increases, modifications, substitutions, amendments or renewals of any or all of the foregoing obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Lender in enforcing any rights under this Guarantee or any other Loan Document, to the extent reimbursable under Section 10.04 of the Credit Agreement. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrowers or any other Guarantor to any Lender under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrowers or any other Guarantor.

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(b) Each Guarantor, the Administrative Agent and each other Lender, hereby confirms that it is the intention of all such Persons that this Guarantee and the obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of any Debtor Relief Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to such Guarantor. To effectuate the foregoing intention, by acceptance of the benefits of this Guarantee, the Administrative Agent, the other Lenders and the Guarantors hereby irrevocably agree that the obligations of each Guarantor under this Guarantee at any time shall be limited to the maximum amount as will result in the obligations of such Guarantor under this Guarantee not constituting a fraudulent transfer or conveyance or subject to avoidance under Debtor Relief Laws or any similar foreign, federal or state law, in each case applicable to such Guarantor.

(c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Lender under this Guarantee, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Lenders under or in respect of the Loan Documents.

SECTION 2. Guarantee Absolute. Each Guarantor agrees its guarantee constitutes a guarantee of payment when due of the Guaranteed Obligations and not of collection, which will be paid strictly in accordance with the terms of the Loan Documents to the fullest extent permitted by applicable law. The obligations of each Guarantor under or in respect of this Guarantee are independent of the Guaranteed Obligations or any other obligations of any Borrower or any other Guarantor under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce this Guarantee, irrespective of whether any action is brought against any Borrower or any Guarantor or whether any Borrower or any Guarantor is joined in any such action or actions. The liability of each Guarantor under this Guarantee shall be irrevocable, absolute and unconditional and shall not be affected or impaired by any circumstance or occurrence whatsoever irrespective of, and each Guarantor hereby irrevocably waives any defenses (other than a defense of payment in full in cash of the Guaranteed Obligations (excluding contingent obligations as to which no claim has been made) or the release of this Guarantee in accordance with any relevant release provisions in the Loan Documents) it may now have or hereafter acquire in any way relating to, any or all of the following:

(a) any lack of validity or enforceability, at any time, of any Loan Document (including this Guarantee) or any agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of any Borrower or any Guarantor under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Borrower, any Guarantor or any of their respective Subsidiaries or otherwise;

(c) any change, restructuring or termination of the corporate structure or existence of any Borrower, any Guarantor or any of their respective Subsidiaries;

(d) any failure of any Lender to disclose to the Company any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any Borrower or any Guarantor now or hereafter known to such Lender;

(e) the failure of any other Person to execute or deliver this Guarantee, any Guarantee Supplement (as hereinafter defined) or any other guarantee or agreement or the release or reduction of liability of any Guarantor or any other guarantor or surety with respect to the Guaranteed Obligations;

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(f) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Guarantee;

(g) any invalidity, rescission, irregularity or unenforceability of all or any part of the Guaranteed Obligations; or

(h) any other circumstance (including, without limitation, any statute of limitations), any act or omission, or any existence of or reliance on any representation by any Lender that might otherwise constitute a defense available to, or a discharge of, any Borrower, any Guarantor or any other guarantor or surety.

This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Lender or any other Person upon the insolvency, bankruptcy or reorganization (or any analogous proceeding in any jurisdiction) of the Borrowers, any Guarantor or otherwise, all as though such payment had not been made. For the avoidance of doubt this paragraph shall survive the termination of this Guarantee.

SECTION 3. Waivers and Acknowledgments

(a) Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guarantee and any requirement that any Lender exhaust any right or take any action against any Borrower, any Guarantor or any other Person.

(b) Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guarantee and acknowledges that this Guarantee is continuing in nature (in accordance with the terms hereof) and applies to all Guaranteed Obligations, whether existing now or in the future; provided that such Guarantor shall be automatically released from this Guarantee upon such Guarantor no longer being required to provide a Guarantee in accordance with Section 6.13 of the Revolving Credit Agreement.

(c) Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Lender that in any manner impairs, reduces, limits, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor, (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder, (iii) any right to proceed against any Borrower, any Guarantor or any other party and (iv) any right to proceed against or exhaust any security held from any Borrower or any other party.

(d) Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Lender to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any Borrower, any Guarantor or any of their respective Subsidiaries now or hereafter known by such Lender. Each Guarantor acknowledges that the Lenders shall have no obligation to investigate the financial condition or affairs of any Borrower, any Guarantor or any of their respective Subsidiaries.

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(e) Each Guarantor hereby unconditionally and irrevocably waives any right (i) to require the Administrative Agent or any of the Lenders to first proceed against, initiate any actions before a court or any other judge or authority, or enforce any other rights or security or claim payment from any Borrower or any other person, before claiming any amounts due from such Guarantor hereunder; (ii) to which it may be entitled to have the assets of any Borrower or any other person first be used, applied or depleted as payment of the Borrowers’ obligations, prior to any amount being claimed from or paid by such Guarantor hereunder; and (iii) to which it may be entitled to have claims against it, or assets to be used or applied as payment, divided between the Borrowers and such Guarantor (including other Guarantors).

(f) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits and with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by applicable law.

(g) Each Guarantor confirms that it is aware of the content of the Credit Agreement and acknowledges and agrees that this Guarantee and any and all of its obligations under the Loan Documents shall be subject in all respects to the provisions set forth in the Credit Agreement as such provisions relate to and are applicable to such Guarantor (in any capacity).

SECTION 4. Subrogation. Each Guarantor hereby agrees that until the payment and satisfaction in full of all Guaranteed Obligations (other than contingent obligations that are not yet due and payable), and the expiration or termination of any commitments or other obligations of the Lender to make financial accommodations available to the Borrowers under the Loan Documents, such Guarantor shall not exercise any right or remedy arising by reason of any performance by such Guarantor of the guarantee in this Section 4, whether by subrogation or otherwise, against any Borrower or any other Guarantor.

SECTION 5. Representations and Warranties. Each Guarantor hereby represents and warrants as follows:

(a) Each Guarantor (i) is a corporation or limited liability company duly incorporated or organized, validly existing and (b) in good standing under the laws of its jurisdiction of incorporation or organization.

(b) The execution, delivery and performance by each Guarantor of this Guarantee (i) is within such Guarantor’s corporate or analogous powers, (ii) has been duly authorized by all necessary corporate or analogous action, and (iii) does not contravene (x) such Guarantor’s Organization Documents, (y) any applicable Laws or (z) any material contractual restriction binding on such Guarantor.

(c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution, delivery and performance by each Guarantor of this Guarantee.

(d) This Guarantee is the legal, valid and binding obligation of each Guarantor enforceable against such Guarantor in accordance with its respective terms except that such enforcement may be limited by applicable Debtor Relief Laws.

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SECTION 6. Covenants. Each Guarantor covenants and agrees that unless and until all of the Guaranteed Obligations and all other amounts payable under this Guarantee shall have been paid in full in cash and the expiration or termination of all Commitments, such Guarantor will perform and observe, and cause each of its respective Restricted Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents applicable to such Guarantor on its or their part to be performed or observed or that the Company has agreed to cause such Guarantor or such Restricted Subsidiaries to perform or observe.

SECTION 7. Guarantee Supplements, Etc. It is understood and agreed that any Guarantor that is required to execute a counterpart of this Guarantee after the date hereof pursuant to the Credit Agreement shall upon the execution and delivery by any Person of a guarantee supplement in substantially the form of Exhibit A hereto (each, a “Guarantee Supplement”), (i) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guarantee to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “this Guarantee,” “hereunder,” “hereof” or words of like import referring to this Guarantee, and each reference in any other Loan Document to “thereunder,” “thereof” or words of like import referring to this Guarantee, shall mean and be a reference to this Guarantee as supplemented by such Guarantee Supplement.

SECTION 8. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication or facsimile transmission) and mailed, telegraphed, telecopied, telexed, faxed or delivered as follows: if to any Guarantor, addressed to it in care of the Company at its address specified in Section 10.02 of the Credit Agreement; if to the Administrative Agent or any Lender, at its address specified in Section 10.02 of the Credit Agreement or at such other address as shall be designated by the recipient in a written notice to each other party. All such notices and other communications shall be deemed to be given or made at such time as shall be set forth in Section 10.02 of the Credit Agreement.

SECTION 9. No Waiver; Remedies. No failure on the part of any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 10. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default under Section 8.01(a) of the Credit Agreement, the Administrative Agent and each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent or such Lender, to or for the credit or the account of any Guarantor against any and all of the obligations of such Guarantor now or hereafter existing hereunder or under the other Loan Documents, irrespective of whether the Administrative Agent or such Lender shall have made any demand under this Guarantee or any other Loan Document and although such obligations may be unmatured. Each Lender agrees promptly to notify the Company and the Administrative Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section 10 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Administrative Agent and such Lender may have. This Section 10 is subject to the terms and conditions set forth in Section 10.09 of the Credit Agreement.

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SECTION 11. Continuing Guarantee; Assignments under the Credit Agreement. This Guarantee is a continuing Guarantee and shall (a) remain in full force and effect until the termination of all of the Commitments and the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guarantee (other than contingent obligations that are not yet due and payable) and the Lenders have no further commitment to lend under the Credit Agreement, (b) be binding upon each Guarantor, its successors and assigns and (c) bind and inure to the benefit of and be enforceable by the Lenders and their permitted successors, permitted transferees and permitted assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the promissory note or promissory notes held by it) to any other Person in accordance with Section 10.07 of the Credit Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as and to the extent provided in Section 10.07 of the Credit Agreement. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders, other than pursuant to a transaction permitted by the Credit Agreement and consummated in accordance with the terms and conditions contained therein.

SECTION 12. Fees and Expenses; Indemnification

(a) Each Guarantor, jointly and severally, agrees to reimburse the Administrative Agent for its fees and expenses incurred hereunder to the extent provided in Section 10.04 of the Credit Agreement; provided that each reference therein to the “Borrowers” shall be deemed to be a reference to the “Guarantors.”

(b) Each Guarantor agrees to indemnify the Indemnified Parties to the extent provided in Section 10.05 of the Credit Agreement; provided that each reference therein to the “Borrowers” shall be deemed to be a reference to the “Guarantors”.

(c) Any such amounts payable as provided hereunder shall be additional Guaranteed Obligations guaranteed hereby. The provisions of this Section 12 shall remain operative and in full force and effect regardless of the termination of this Guarantee, any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the other Guaranteed Obligations, the invalidity or unenforceability of any term or provision of this Guarantee or any other Loan Document, any resignation of the Administrative Agent or any investigation made by or on behalf of the Administrative Agent or any other Lender. All amounts due under this Section 12 shall be payable within 30 days after written demand therefor.

SECTION 13. Subordination. Each Guarantor hereby subordinates any and all debts, liabilities and other obligations now or hereafter owing to such Guarantor by the Borrowers (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 13:

(a) Prohibited Payments, Etc. Except as otherwise set forth in this Section 13(a), a Guarantor may receive regularly scheduled payments from the Borrowers or any other Guarantor on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default under the Credit Agreement (including the commencement and continuation of any proceeding under any Debtor Relief Law relating to the Borrowers or any Guarantor), unless the Administrative Agent otherwise agrees, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

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(b) Prior Payment of Guaranteed Obligations. In any proceeding under any Debtor Relief Law relating to any Borrower or any Guarantor, each Guarantor agrees that the Lenders shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Debtor Relief Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before such Guarantor receives payment of any Subordinated Obligations.

(c) Turn-Over. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Debtor Relief Law relating to any Borrower or any Guarantor), each Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Lenders and deliver such payments to the Administrative Agent on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guarantee.

(d) Administrative Agent Authorization. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Debtor Relief Law relating to any Borrower or any Guarantor) the Administrative Agent is authorized and empowered (but without any obligation to do so), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).

SECTION 14. Right of Contribution

(a) Each Guarantor agrees that to the extent that any Guarantor shall have paid more than its proportionate share of any payment made hereunder in respect of any Guaranteed Obligation of any other Guarantor, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor which has not paid its proportionate share of such payment.

(b) Each Guarantor’s right of contribution under this Section 14 shall be subject to the terms and conditions of Section 4. The provisions of this Section 14 shall in no respect limit the obligations and liabilities of any Borrower or any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder. Each Guarantor agrees to contribute, to the maximum extent permitted by law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Lenders under or in respect of the Loan Documents.

SECTION 15. Execution in Counterparts. This Guarantee and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guarantee and each amendment, waiver and consent with respect hereto by telecopier or other electronic transmission shall be effective as delivery of an original executed counterpart thereof.

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SECTION 16. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.

(a) THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH PARTY SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTEE, EACH GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

(c) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS GUARANTEE WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 17. Severability. If any provision of this Guarantee is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guarantee shall not be affected or impaired thereby and (b) the parties shall endeavour in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 18. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Guarantee and are not to affect the construction of, or to be taken into consideration in interpreting, this Guarantee.

SECTION 19. Guarantee Enforceable by Administrative Agent. Notwithstanding anything to the contrary contained elsewhere in this Guarantee, the Lenders agree (by their acceptance of the benefits of this Guarantee) that this Guarantee may be enforced only by the action of the Administrative Agent, acting upon the instructions of the Required Lenders and that no other Lender shall have any right individually to seek to enforce or to enforce this Guarantee, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent. The Lenders further agree that this Guarantee may not be enforced against any director, officer, employee, partner, member or stockholder of any Guarantor (except to the extent such partner, member or stockholder is also a Guarantor hereunder).

[Remainder of page left intentionally blank]

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IN WITNESS WHEREOF, each Guarantor has caused this Guarantee to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[GUARANTORS]

By:
Name: Title:

Acknowledged and Agreed,

SUNTRUST BANK, as Administrative Agent

By:
Name: Title:

EXHIBIT A

Guarantee Supplement

FORM OF GUARANTEE SUPPLEMENT

___________ __, _____

SunTrust Bank

[            ]

Email: [            ]

Fax: [            ]

Attention: [            ]

Ladies and Gentlemen:

Reference is hereby made to that certain Revolving Credit Agreement dated as of September 28, 2012, as amended by that certain Amendment No. 1 to Revolving Credit Agreement, dated as of February 25, 2015 (as further amended, restated, amended and restated, supplemented or otherwise modified and in effect on the date hereof, the “Credit Agreement”), among Harris Corporation, a Delaware corporation (the “Company”, and together with all Subsidiary Borrowers from time to time, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent and (ii) that certain Guarantee dated as of [ ], 20[ ] (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, together with this Guarantee Supplement (this “Guarantee Supplement”), the “Guarantee”), among the Guarantors party thereto and the Administrative Agent. The capitalized terms defined in the Guarantee or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

Section 1. Guarantee; Limitation of Liability.

(a) The undersigned hereby, jointly and severally with the other Guarantors absolutely, unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, the full and punctual payment when due and performance, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all obligations of any Borrower and any other Guarantor now or hereafter existing, including, without limitation, all obligations under or in respect of the Loan Documents (including, without limitation, any extensions, increases, modifications, substitutions, amendments or renewals of any or all of the foregoing obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnities, contract causes of action, costs, expenses or otherwise (such obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Lender in enforcing any rights under this Guarantee Supplement, the Guarantee or any other Loan Document, to the extent reimbursable under Section 10.04 of the Credit Agreement. Without limiting the generality of the foregoing, the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Borrower and any other Guarantor to the Lenders under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrowers or such other Guarantor.

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(b) The Administrative Agent and any other Lender, hereby confirms that it is the intention of all such Persons that this Guarantee Supplement, the Guarantee and the obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of any Debtor Relief Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to such Guarantor. To effectuate the foregoing intention, by acceptance of the benefits of this Guarantee Supplement and the Guarantee, the Lenders and the Guarantors hereby irrevocably agree that the obligations of each Guarantor under this Guarantee Supplement and the Guarantee at any time shall be limited to the maximum amount as will result in the obligations of such Guarantor under this Guarantee Supplement and the Guarantee not constituting a fraudulent transfer or conveyance or subject to avoidance under Debtor Relief Laws or any similar foreign, federal or state law, in each case applicable to such Guarantor.

(c) The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Lenders under this Guarantee Supplement, the Guarantee or any other guarantee, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and any other Guarantor, as applicable, so as to maximize the aggregate amount paid to the Lenders under or in respect of the Loan Documents.

Section 2. Obligations Under the Guarantee. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Guarantee to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Guarantee to an “Additional Guarantor” or a “Guarantor” shall also mean and be a reference to the undersigned.

Section 3. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 5 of the Guarantee to the same extent as each other Guarantor.

Section 4. Delivery by Telecopier. Delivery of an executed counterpart of a signature page to this Guarantee Supplement by telecopier or other electronic transmission shall be effective as delivery of an original executed counterpart of this Guarantee Supplement.

Section 5. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.

(a) THIS GUARANTEE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH PARTY SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTEE SUPPLEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTEE SUPPLEMENT, EACH GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

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(c) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS GUARANTEE SUPPLEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Very truly yours,

[NAME OF ADDITIONAL GUARANTOR]

By:
Name:
Title:

Acknowledged and Agreed,

SunTrust Bank,

as Administrative Agent

By:
Name:
Title:

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